                                                                   Exhibit 32.1

                                  CERTIFICATION

I, Jay A. Herman, Chairman and Chief Executive Officer of Delphax Technologies Inc. (the Company), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     o the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 2003, as filed with the Securities and Exchange Commission (the Report), fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     o the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:     January 12, 2004              By:         /s/ Jay A. Herman
           ----------------                 ------------------------------------
                                                       Jay A. Herman
                                            Chairman and Chief Executive Officer